                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934



Check the appropriate box:
[_]  Preliminary Information Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[X]  Definitive Information Statement



                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1)  Title of each class of securities to which transaction
          applies:        .
                  --------
     (2)  Aggregate number of securities to which transaction applies:        .
                                                                      --------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    ------
     (4)  Proposed maximum aggregate value of transaction:       .
                                                          -------
     (5)  Total fee paid:        .
                         --------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
                                 ------
     (2)  Form, Schedule or Registration Statement No.:      .
                                                       ------
     (3)  Filing Party:
                        ---------
     (4)  Date Filed:
                      ----------

                       MAGNUS INTERNATIONAL RESOURCES INC.
                     101 Convention Center Drive, 7th Floor
                             Las Vegas, Nevada 89109



                              INFORMATION STATEMENT
                                      Dated
                                   May 5, 2005



                                     GENERAL

     This Information Statement is being circulated to the shareholders of Magnus International Resources Inc., a Nevada corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

     WE ARE NOT  ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED  NOT TO SEND US A
     ---------------------------------------------------------------------------
PROXY.
------

     As more  completely  described  below,  the  matters  upon which  action is proposed to be taken are to approve an amendment to the Articles of Incorporation to create 1,000,000 shares of preferred stock of which 100,000 are to be created as Series "A" preferred shares to be issued to management.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is May 26, 2005, at 10:00 a.m. (Pacific Time) at 101 Convention Center Drive, 7th Floor, Las Vegas, Nevada 89109.

     This information statement is being first sent or given to security holders on approximately May 6, 2005.


                       VOTING SECURITIES AND VOTE REQUIRED

     On March 22, 2005, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 22,543,200 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of Shareholders of ten (10) or less shareholders of the Company holding at least 11,271,601 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is March 22, 2005 (the "Record Date").

     The matters upon which action is proposed to be taken are the approval of an amendment to the Articles of Incorporation to create 1,000,000 shares of preferred stock of which 100,000 are to be created as Series "A" preferred shares to be issued to management.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Graham Taylor              35               President, CEO, CFO, Secretary,
                                            Treasurer and a Director

Steven Tan                 69               Director

Pete Smith                 34               Vice President of Corporate Affairs
                                            and a Director

-------------------------------------

     GRAHAM TAYLOR has been the President, CEO, CFO, Secretary, Treasurer and a Director of the Company since November 24, 2003. In addition, Mr. Taylor is the founder and President of Technique Capital Corporation, which was founded in 1999 and is a venture capital, mergers and acquisitions, and corporate advisory firm for companies in North America and internationally. Mr. Taylor has almost ten years of experience in the world of global finance, having started his finance career in the investment industry in London, England with such international investment banks as Nomura International and Banque National de Paris. In 1996, he returned to Vancouver, British Columbia, Canada to establish himself as a financier to small cap companies publicly listed in Canada and the United States. Since that time, Mr. Taylor has been involved in private and public securities deal structuring and financing for a variety of companies spanning several different industries. Mr. Taylor is not a director of any other reporting company. Mr. Taylor attended University of British Columbia as well as Simon Fraser University in British Columbia and has qualified to graduate with a Bachelors in Business Administration.

     STEVEN TAN has been a director of the Company since February 8, 2005. Mr. Tan is a professional engineer who received his mechanical engineering certification from Loughborough University (Midlands, United Kingdom) in 1960 and a D.I.C. degree from the Imperial College of Science and Technology in London in 1961. In 1964, Mr. Tan founded what would become the largest television and electronic equipment manufacturer in South East Asia, Setron, which was listed on the Singapore Stock Exchange. Mr. Tan eventually sold Setron to Hobart International in 1980. In the same year, the Republic of Singapore acknowledged Mr. Tan's contributions to the Republic by presenting him with a lifetime contribution Public Service Medal (P.B.M.). In 1981, Mr. Tan relocated to Vancouver, Canada, where he currently resides. From 1990 to 1992, Mr. Tan was President of the Tsawwassen Golf & Country Club, and currently remains on the club's Board of Directors. Mr. Tan has experience serving as a director of both public and private companies, but has not done so, outside of the Tsawwassen Golf & Country Club, in the last five years.

     PETER SMITH has been a director of the Company since May 4, 2004 and Vice President of Corporate Affairs of the Company since February 8, 2005. Mr. Smith attained a Bachelor of Laws degree from the University of British Columbia in 1999, a Masters degree from Cambridge University in the United Kingdom in 1998, and a Bachelor of Arts degree from Simon Fraser University in 1995. At each institution, Mr. Smith finished either at the top, or in the top 10% of his class. In June of 2000, Mr. Smith founded the Wrestle-plex Sports Entertainment Group, Ltd., a Nevada company that was eventually publicly traded on the Over the Counter Bulletin Board Market in the United States. Mr. Smith served as the company's president until January of 2001, when he left to accept a clerkship position at the Supreme Court of Canada for the honorable Justice Louise Arbour. From September 2002 to September 2003, Mr. Smith was an associate with the law firm of Debevoise & Plimption in New York City. Mr. Smith left New York in late 2003 to return to his home on the West Coast in Vancouver, British Columbia. Mr. Smith currently teaches Criminal Law at Simon Fraser University and independently consults for various public and non-public companies.

AUDIT COMMITTEE

     At the present time, the Company does not have an audit committee. The Company currently relies on its bookkeeper, its accountant, and its auditor to prepare and audit our financial statements. The role of an audit committee has been conducted by the Board of Directors of the Company.

     When an audit committee is established, the audit committee will be comprised of two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the independent principal accountant's independent, and concluded that the auditor for the previous fiscal year ended July 31, 2004 was independent.

AUDIT FEES

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB's, and services that are normally provided by the accountant in connection with statutory and regulatory engagements for those fiscal years was

          2004 - $15,250 - Moore Stephens Ellis Foster Ltd.
          2004 - $13,710 Miller & McCollom
          2003 - $16,203 Miller & McCollom

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year ended July 31, 2004, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but is not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During fiscal year ended July 31, 2004, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK   NAME                          AMOUNT AND NATURE OF   PERCENT OF
                                               BENEFICIAL OWNERSHIP   OWNERSHIP
--------------------------------------------------------------------------------
                                                              (1)
Common Stock     Excel Capital Corp.  (2)              6,666,666         29.57%
                 Suite 4 Temple Bldg.
                 Main & Prince William St.
                 Charlestown, Federation of
                 St. Kitts & Nevis

                                                             (1)
Common Stock     Emerson Capital Corp. (3)             6,666,668         29.57%
                 Suite 4 Temple Bldg.
                 Main & Prince William St.
                 Charlestown, Federation of
                 St. Kitts & Nevis

                                                             (4)
Common Stock     Graham Taylor                         1,133,322          4.78%
                 Flat 41 Chelsea Towers
                 Chelsea Manor Garden
                 London, United Kingdom
                 SW3 4PN

                                                             (5)
Common Stock     Pete Smith                              177,072          0.78%
                 843 W. 7th Avenue
                 Vancouver, British Columbia
                 Canada V5Z 1R8
                                                             (6)
Common Stock     Anthony Tam                           1,466,667          6.32%
                 Suite 702, Block 81
                 Xiangxi Estate
                 Luo Wu, Shenzhen
                 Guangdong, China
                                                             (7)
Common Stock     Steven Tan                               10,475           (*)%
                 32 - 3088 Francis Road
                 Richmond, British COlumbia
                 Canada V7C 5V9

                                                             (8)
Common Stock     All officers and directors            1,320,869          5.53%
                 as a group (3 persons)
--------------------------------------------------------------------------------
(*) Indicates less than 1%

(1)
     These are restricted shares of common stock.

(2)
     Excel Capital Corp. is a corporation organized under the laws of the Federation of St. Kitts & Nevis, West Indies with an address for notice and delivery located at Suite 4 Temple Bldg., Main & Prince William Street, Charlestown, Federation of St. Kitts & Nevis, West Indies. The managing director of Excel Capital Corp. is IFG Trust Services Inc. The sole shareholder of Excel Capital Corp. is Graham Taylor of London, U.K. IFG Trust Services Inc. has sole voting and dispositive power of the 6,666,666 shares held by Excel Capital Corp.

(3)
     Emerson Capital Corp. is a corporation organized under the laws of the Federation of St. Kitts & Nevis, West Indies with an address for notice and delivery located at Suite 4 Temple Bldg., Main & Prince William Street,

Charlestown, Federation of St. Kitts & Nevis, West Indies. The managing directors of Emerson Capital Corp. is IFG Trust Services Inc. The sole shareholder of Emerson Capital Corp. is Graham Taylor of London, U.K. IFG Trust Services Inc. has sole voting and dispositive power of the 6,666,668 shares held by Emerson Capital Corp.

(4)
     These are stock options which were granted by the Board of Directors of the Company to Graham Taylor on January 26, 2004. The Board of Directors granted in aggregate 1,600,000 (post-stock split) stock options to Graham Taylor which are subject to the following vesting provisions: (i) the vesting period begins on February 1, 2004; (ii) on February 1, 2004, 1/24 of these options (66,666 of the 1,600,000) issued to Mr. Taylor will vest; and (iii) an additional 1/24 of the options will vest on the first of each subsequent month. Therefore, the vested options and those which will vest within 60 days of the filing of this Information Statement is 1,133,322 stock options.

(5)
     These are stock options which were granted by the Board of Directors of the Company to Pete Smith on January 26, 2004. The Board of Directors granted in aggregate 250,000 (post-stock split) stock options to Pete Smith which are subject to the following vesting provisions: (i) the vesting period begins on February 1, 2004; (ii) on February 1, 2004, 1/24 of these options (10,416 of the 250,000) issued to Mr. Smith will vest; and (iii) an additional 1/24 of the options will vest on the first of each subsequent month. Therefore, the vested options and those which will vest within 60 days of the filing of this Information Statement is 177,072 stock options.

(6)
     This figure includes 200,000 shares directly held by Mr. Tam, 600,000 shares indirectly held by Mr. Tam through True North Management Ltd., 666,667 stock options which have already vested and will vest within 60 days of the filing of this Information Statement. The Company is also obligated to issue to Mr. Tam another 200,000 shares under an existing finder's fee agreement, however, the Company has not yet issued these shares and these 200,000 shares have not been included in this figure.

(7)
     These are stock options which were granted by the Board of Directors of the Company to Steven Tan on February 18, 2005. The Board of Directors granted in aggregate 75,000 stock options to Steven Tan which are subject to the following vesting provisions: (i) the vesting period begins on February 18, 2005; (ii) on February 18, 2005, 1/36 of these options (2,095 of the 75,000) issued to Mr. Tan will vest; and (iii) an additional 1/36 of the options will vest on the eighteenth day of each subsequent month. Therefore, the vested options and those which will vest within 60 days of the filing of this Information Statement is 10,475 stock options.

(8)
     This figure includes 1,133,322 stock options which are owned by Graham Taylor, 177,0782 stock options owned by Pete Smith and 10,475 stock options owned by Steven Tan, which have vested and will vest within 60 days of the filing of this Information Statement.

                             EXECUTIVE COMPENSATION

The following table sets forth in summary form all the compensation awarded to, earned by, or paid to our Directors and Executive Officers.

Name and                                           Annual   stricted  Underlying             Other
Principal                 Fiscal                   Compen-  Stock     Options/      LTIP     Compen-
Position                  Year    Salary    Bonus  sation   Awards    SARs          Payouts  sation
--------                  ----    ------    -----  -------  --------  ----------    -------  -------
Graham Taylor(1)          2004    $80,000   $0.00  $0.00    None      1,600,000(2)  None     None
Chief Executive
Officer, President,
CFO, Secretary
Treasurer and a Director

(1) Mr. Graham Taylor was appointed the President, CEO, CFO, Secretary, Treasurer and a Director of the Company on November 24, 2003. As of December 1, 2003, Mr. Taylor is being paid $10,000 per month to serve as the President, CEO, CFO, Secretary, Treasurer and a Director of the Company.

(2) On January 26, 2004, the Board of Directors granted 4,000,000 (post-stock split) stock options to various directors, officers, employees and consultants of the Company. Mr. Graham Taylor was granted 1,600,000 stock options with the following terms: 1/24 of the options vested on February 1, 2004, and a further 1/24 of the original grant vests on the first day of each subsequent month. The exercise price for these stock options is $0.50 per share. These stock options have an expiry date of January 26, 2009. As of the date of this Information Statement Mr. Taylor has not exercised any of his vested stock options.

     Officers and directors of the Company are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are currently a party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, or profit sharing plans.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of September 29, 2004, the formation of the Company's' joint venture company, Long Teng Mining, Ltd. ("Long Teng") was approved by the Chinese Government and a business license was issued. According to the terms of the Joint Venture Agreement entered into between Magnus and Team 209, dated July 6, 2004, Magnus is to appoint three members of the board of directors of Long Teng and Team 209 is to appoint two members. Magnus has decided to appoint Graham Taylor, Pete Smith and Anthony Tam to the Long Teng board. Under the joint venture agreement, assuming Magnus maintains its capital contribution obligations, Magnus will own 90% of the joint venture company.

     Mr. Anthony Tam is the sole owner and director of True North Management, to which Magnus pays $10,000 per month in consulting fees, in addition to various other finder's fees for new joint venture properties obtained through the efforts of Mr. Tam. On November 29, 2003, Magnus and Mr. Anthony Tam entered into a consulting agreement (the "Consulting Agreement") with an effective date of November 1, 2003 and a termination date of February 28, 2004, whereby Mr. Tam provided to the Company consulting services designed to assist the Company as its chief representative in China with respect to negotiations on joint venture option agreements on properties of merit as well as initial geological assessment and engineering assessment of properties of merit to help develop the business of the Company. As consideration for Mr. Tam's services, the Company issued 100,000 shares of common stock of the Company and registered such shares on a Form S-8, which was filed on April 9, 2004.

     On December 31, 2003, Magnus entered into a Finder's Fee Agreement with True North Management Ltd. ("True North"), whereby Magnus issued 200,000 shares of common stock of Magnus to True North for the execution of the letter of intent entered into between Magnus and Guangxi Non-ferrous Metals Trading & Management Company ("Guangxi"), a company organized under the laws of the People's Republic of China, for the further prospecting and development of the Guangxi Bobai Yingqiao Silver Mine located in Yingqiao Town, Bobai County in Guangxi Province, China.

     On January 15, 2004, Magnus entered into a Finder's Fee Agreement with True North, whereby Magnus issued 400,000 shares of common stock of Magnus to True North for the execution of the two letters of intent entered into between Magnus and Team 209 with respect to forming two co-operative joint venture companies for the exploration and development of the gold and copper deposits in the 129.5 sq. km. area of the Jinlong Mountain gold district and the exploration and development of the gold and copper deposits in the 200 sq. km. area of the Zhamashi gold and copper deposits in Qilian County of Qinghai Province.

     On February 24, 2004, Magnus and Michael Tan entered into a consulting agreement whereby Magnus pays Michael Tan $8,000 per month in consulting fees for assisting Magnus in management and marketing to develop the business of Magnus. This agreement has a term of three years and as of the date of this Annual Report, this consulting agreement remains in effect.

     On March 1, 2004, Magnus and True North  (beneficially owned by Mr. Anthony
Tam) entered into a consulting agreement whereby Magnus pays True North $10,000 per month in consulting fees for providing consulting services designed to assist the Company as its chief representative in China with respect to negotiations on joint venture option agreements on properties of merit as well as initial geological assessment and engineering assessment of properties of merit to help develop the business of the Company (see "Significant Employees/Consultants"). As of the date of this Annual Report, this consulting arrangement remains in effect.

     On April 6, 2004, Magnus entered into a Finder's Fee Agreement with True North, whereby Magnus agreed to issue 200,000 shares of common stock of Magnus and $200,000 to True North upon the execution of a formal joint venture agreement between Magnus and Team 209 for the formation of a co-operative joint venture company to carry out minerals exploration and development in an 83.29 sq. km. area of Huidong County in Sichuan Province located across the Jinsha Jiang River to the immediate northwest of the Boka gold project in Yunnan Province. A formal joint venture agreement was executed between Magnus and Team 209 on July 6, 2004, however, Magnus has not yet issued to True North the 200,000 shares or paid to True North the $200,000 as the finder's fee.

     On April 6, 2004, Magnus entered into a Finder's Fee Agreement with True North, whereby Magnus agreed to issue 100,000 shares of common stock of Magnus and $100,000 to True North upon the execution of a formal joint venture agreement between Magnus and Team 209 for the formation of a co-operative joint venture company to carry out mineral exploration and development in the 200 sq. km. Area of Zhamashi gold and copper deposits in Qilian County of Qinghai Province. As of the date of this Annual Report Magnus and Team 209 have not executed a formal joint venture agreement with respect to the Zhamashi gold and copper deposits in Qilian County.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts are intended to be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of the Forms 3, 4 and 5 furnished to us for the fiscal year ended June 30, 2004, we have determined that our directors, officers and greater-than-ten percent beneficial owners complied with all applicable
Section 16 filing requirements, except as described below.

     Mr. Graham Taylor failed to timely file his initial Form 3 relating to his appointment as a director and executive officer of the Company on November 24, 2003. However, Mr. Taylor filed his Form 3 on December 15, 2003. In addition, Mr. Taylor failed to timely file his Form 4 within two days of January 26, 2004, the date on which he was granted 1,600,000 (post-stock split) stock options. However, Mr. Taylor filed his Form 4 on March 23, 2004.

     Mr. Pete Smith failed to timely file his initial Form 3 relating to his appointment as a director and executive officer of the Company on May 4, 2004. However, Mr. Smith filed his Form 3 on November 9, 2004.

     Mr. Raymond Turner failed to timely file his initial Form 3 relating to his appointment as a director and executive officer of the Company on December 4, 2001.

     Mr. Mark Demmons failed to timely file his initial Form 3 relating to his appointment as a director and executive officer of the Company on December 4, 2001.

     Mr. Steven Tan failed to timely file his initial Form 3 relating to his appointment as a director of the Company on February 8, 2005. Mr. Tan intends to file his Form 3 in the near future.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who are currently a director or officer of the Company, that oppose any action to be taken by the Company.


             AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
                           TO CREATE 1,000,000 SHARES
              OF PREFERRED STOCK OF WHICH 100,000 ARE TO BE CREATED
            AS SERIES "A" PREFERRED SHARES TO BE ISSUED TO MANAGEMENT

CREATION OF PREFERRED STOCK

     The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, the creation of 1,000,000 shares of Preferred Stock with a par value of $0.001 per share, with the Preferred Stock having such terms as may be determined by the board of directors and may be divided into series, but of such Preferred Stock, 900,000 shares shall have terms as set by the board and 100,000 shares of Preferred Stock shall be designated Series "A" and shall have the following base characteristics:

     (i)       Dividends
               ---------

               Series "A" Preferred Stock shall not participate in dividends.

     (ii)      No Liquidation Preference
               -------------------------

               In the event of any liquidation, dissolution, or winding up of this Company, either voluntarily or involuntarily, the holders of the Series "A" Preferred Stock shall not be entitled to receive any distribution by reason of their ownership thereof.

     (iii)     Voting Rights
               -------------

               Each shareholder of Series A Preferred Stock of record shall have 1000 (one thousand) votes for each share of Series A Preferred Stock standing in his name in the books of the Company and shall be entitled to vote such shares at meetings of the common shareholders in all circumstances.

     The Board of Directors of the Company do not have any current plans, proposals, or arrangements written or otherwise at this time to issue the additional 900,000 preferred shares.

     If the Creation of Preferred Stock is approved by the shareholders pursuant to the execution of the Written Consent of Shareholders, it will be effected only upon a determination by the Board of Directors that the Creation of Preferred Stock is in the best interests of the Company and the shareholders. In the Board's judgment, the Creation of Preferred Stock would result in the creation of long term stability of management.

     If approved by the shareholders pursuant to the Written Consent of Shareholders, attached hereto as Exhibit A, the Creation of Preferred Stock will become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to May 26, 2005, upon filing the appropriate documentation with all applicable regulatory authorities. If no Creation of Preferred Stock is effected by such date, the Board of Directors will take action to abandon the Creation of Preferred Stock without further shareholder action.

     Purposes And Effects Of The Creation of Preferred Stock

     The Creation of Preferred Stock and the issuance of the 100,000 shares of Series "A" preferred stock to management will create long term stability of management.

     Consummation of the Creation of Preferred Stock will alter the authorized capital of the Company to include 1,000,000 shares of Preferred Stock.

     The Board of Directors of the Company believes that the future value of the Company and the value to its shareholders lies in the properties, mineral rights, mining permits and licenses owned by the Company, which may become the target of a takeover, whether hostile or friendly, by larger mineral development companies. Therefore, the Board of Directors and majority of the shareholders of the Company have determined that Graham Taylor, the current President, CEO, CFO, Secretary, Treasurer and director of the Company, is the best person to evaluate offers and determine whether a particular takeover offer or asset purchase offer would be the best offer for the Company. Therefore, the Board of Directors has decided to create the above mentioned 100,000 Series "A" Preferred Shares and to issue them to Graham Taylor so that he is able to remain in control of management and have control of such determinations.

BOARD RECOMMENDATION

     The Board recommends approval of the Creation of Preferred Stock, and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 101 Convention Center Drive, 7th Floor, Las Vegas, Nevada 89109,
Attention: President, not later than March 29, 2005.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report of Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (888-888-1494) or by mail to 101 Convention Center Drive, 7th Floor, Las Vegas, Nevada 89109.


                                      By Order of the Board of Directors


                                      By:        /s/ Steven Tan
                                           -------------------------------------
                                           Steven Tan, Director

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Magnus International Resources Inc., a Nevada corporation (the "Company"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the board of directors of the Company at a special meeting held on (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the board of directors deemed to be in the best interests of the Company; and its shareholders;

     WHEREAS the board of directors of the Company at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Company holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Company;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS  the   shareholders   who  have  signed  this  Written  Consent  of
Shareholders dated to be effective as of April 8, 2005 are shareholders of record as of March 22, 2005 and hold shares in excess of a majority of the Company's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Company and in the best interests of its shareholders; therefore, be it

                                        I

                   Approval of an Amendment to the Articles of
             Incorporation of the Company to Create 1,000,000 Shares
              of Preferred Stock of which 100,000 are to be created
            as Series "A" preferred shares to be issued to management

     Resolved that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, if applicable, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to create 1,000,000 shares of Preferred Stock with a par value of

$0.001 per share, with the Preferred Stock having such terms as may be determined by the board of directors and may be divided into series, but of such Preferred Stock 900,000 shares shall have terms as set by the board and 100,000 shares of Preferred Stock shall be designated Series "A" hererby and shall have the following base characteristics:

     (i)  Dividends     Series "A" Preferred  Stock  shall  not  participate  in
          ---------
dividends.

     (ii)  No Liquidation Preference      In  the  event  of  any   liquidation,
           -------------------------
dissolution, or winding up of this Company, either voluntarily or involuntarily, the holders of the Series "A" Preferred Stock shall not be entitled to receive any distribution by reason of their ownership thereof.

     (iii)  Voting  Rights     Each shareholder of Series "A" Preferred Stock of
            --------------
record shall have 1000 (one thousand) votes for each share of Series "A" Preferred Stock standing in his name in the books of the Company and shall be entitled to vote such shares at meetings of the common shareholders in all circumstances.

     FURTHER RESOLVED that, an amendment to the Articles of Incorporation of the Company to create 1,000,000 shares of Preferred Stock with a par value of $0.001 per share as detailed above be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary at the sole and absolute discretion of the Board of Directors of the Company.


     EXECUTED to be effective as of the 8th day of April, 2005.

                                      SHAREHOLDERS:

Date: March 23, 2005                  Excel Capital Corp.
                                      -------------------------------------
                                      Print Name

                                      /s/ Daniel MacMullin - Director
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      Suite 4 Temple Bldg.
                                      Main & Prince William St.
                                      Charlestown, Federation of
                                      St. Kitts & Nevis
                                      -------------------------------------
                                      Address

                                      6,666,666
                                      -------------------------------------
                                      Number of Shares Held of Record

Date: March 23, 2005                  Emerson Capital Corp.
                                      -------------------------------------
                                               Print Name

                                      /s/ Daniel MacMullin - Director
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      Suite 4 Temple Bldg.
                                      Main & Prince William St.
                                      Charlestown, Federation of
                                      St. Kitts & Nevis
                                      -------------------------------------
                                      Address

                                      6,666,668
                                      -------------------------------------
                                      Number of Shares Held of Record


Date: March 25, 2005                  So Chin Choa
                                      -------------------------------------
                                      Print Name

                                      /s/ So Chin Choa
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      #10 - 209
                                      Pandan Valley
                                      Singapore
                                      -------------------------------------
                                      Address

                                      350,000
                                      -------------------------------------
                                      Number of Shares Held of Record


Date: March 23, 2005                  IFG Trust Services Inc.
                                      -------------------------------------
                                      Print Name

                                      /s/ Daniel MacMullin - Director
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      Suite 4 Temple Bldg.
                                      Main & Prince William St.
                                      Charlestown, Federation of
                                      St. Kitts & Nevis
                                      -------------------------------------
                                      Address

                                      350,000
                                      -------------------------------------
                                      Number of Shares Held of Record

Date: March 24, 2005                  Chen Chi Jen
                                      -------------------------------------
                                      Print Name

                                      /s/ Chen Chi Jen
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      22 Yio Chu Kang Road,
                                      #03-01
                                      Singapore
                                      -------------------------------------

                                      650,000
                                      -------------------------------------
                                      Number of Shares Held of Record


Date March 28, 2005                   Anthony Tam
                                      -------------------------------------
                                      Print Name

                                      /s/ Anthony Tam
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      Suite 702, Block 81, Xiangxi
                                      Luo Wu, Shenzhen
                                      Guangdong, P.R.C.
                                      -------------------------------------
                                      Address

                                      200,000
                                      -------------------------------------
                                      Number of Shares Held of Record


Date: March 23, 2005                  Michael Tan
                                      -------------------------------------
                                      Print Name

                                      /s/ Michael Tan
                                      -------------------------------------
                                      Signature (Title if Appropriate)

                                      6 Windsor Park Hill
                                      Singapore
                                      -------------------------------------
                                      Address

                                      200,000
                                      -------------------------------------
                                      Number of Shares Held of Record

                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                       MAGNUS INTERNATIONAL RESOURCES INC.

     "I, the undersigned Graham Taylor, President of Magnus International Resources Inc.(the "Company"), do hereby certify that the Board of Directors of said Company at a meeting duly convened and held on the 22nd day of March, 2005, adopted a resolution to amend the original articles as follows:

                               A.     ARTICLE III

     The Corporation is authorized to issue 100,000,000 shares of common stock with a par value of $0.001/share.

     Article III is hereby amended to read in its entirety as follows:

     The aggregate number of shares the Company is authorised to issue is 101,000,000 consisting of 100,000,000 shares of common stock with a par value of $0.001 per share and 1,000,000 shares of Preferred Stock with a par value of $0.001 per share.

     The Preferred Stock shall have such terms as may be determined by the board of directors and may be divided into series but of such Preferred Stock
     900,000 shall have terms as set by the board and 100,000 Preferred Stock shall be designated as `Series "A" hereby and shall have the following base characteristics:

          (i)       Dividends
                    ---------

                    Series  "A"  Preferred   Stock  shall  not   participate  in
     dividends.

          (ii)      No Liquidation Preference
                    -------------------------

                    In the event of any liquidation, dissolution, or winding up of this Company, either voluntarily or involuntarily, the holders of the Series "A" Preferred Stock shall not be entitled to receive any distribution by reason of their ownership thereof.

          (iii)     Voting Rights
                    -------------

                    Each shareholder of Series "A" Preferred Stock of record shall have 1000 (one thousand) votes for each share of Series "A" Preferred Stock standing in his name in the books of the Company and shall be entitled to vote such shares at meetings of the common shareholders in all circumstances.

The purpose of the amendment of Article III is to create a long term stability of management.

The number of shares of the Company issued and outstanding and entitled to vote on amendments to the Articles of Incorporation is TWNETY-TWO MILLION FIVE HUNDRED FORTY-THREE THOUSAND TWO HUNDRED (22,543,200) common $0.001 par value stock, that the said changes and amendments have been consented to and approved by a vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, Magnus International Resources Inc. has caused these presents to be signed in its name and on its behalf by Graham Taylor, its President on this day of April, 2005, and its President acknowledges that
                  --
this Certificate of Amendment is the act and deed of Magnus International Resources Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                                   MAGNUS INTERNATIONAL RESOURCES INC.

                                   By:
                                      -------------------------------------
                                      Graham Taylor, President"